UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2024

Freeport-McMoRan Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Central Avenue
Phoenix	AZ	85004
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FCX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Certificate of Amendment to Amended and Restated Certificate of Incorporation

At Freeport-McMoRan Inc.’s (FCX) 2024 annual meeting of stockholders held on June 11, 2024 (the 2024 Annual Meeting), FCX’s stockholders approved the amendment to FCX’s amended and restated certificate of incorporation (the Certificate of Incorporation) to provide for the exculpation of officers to the extent permitted under Delaware law. Accordingly, on June 11, 2024, FCX filed a certificate of amendment to its Certificate of Incorporation (the Certificate of Amendment) with the Delaware Secretary of State, and the amendment became effective on the date of filing. The foregoing description of the amendment to the Certificate of Incorporation is not intended to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated By-laws

Effective June 11, 2024, the Board of Directors (the Board) of FCX approved amendments to FCX’s amended and restated by-laws (the By-Laws) primarily to clarify and implement certain procedural and disclosure requirements for FCX’s stockholders proposing director nominees for consideration at FCX’s annual or special meetings of stockholders in connection with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (Rule 14a-19). The amendments also modify certain other provisions to align the By-Laws more closely with the requirements of the Delaware General Corporation Law (the DGCL) and current market practices, and make other ministerial, modernizing, clarifying and conforming changes.

Among other changes, the amendments to the By-Laws:

•Modify the provisions relating to vacancies on the Board, notice requirements, adjournment procedures and accessing the stockholder list to align to the DGCL more closely (Article IV, Sections 2, 6(a) and 6(b) and Article V, Section 4).

•Provide that FCX will disregard business proposals or director nominations, notwithstanding that proxies or votes regarding the same may have been received by FCX, if a stockholder does not provide the required information or comply with applicable requirements of FCX’s By-Laws or Rule 14a-19 (Article IV, Sections 7, 10 and 11).

•Clarify and update certain procedural requirements for director nominations or business proposals relating to the requirements for a proper stockholder’s notice and for any update and supplement of such information to be accurate and timely (Article IV, Sections 10 and 11).

•Add the term “Stockholder Associated Person” for consistency in the use of terms “beneficial owner,” “affiliates” and “associate” (Article IV, Sections 10, 11 and 13).

•Update certain other procedural requirements for director nominations made by stockholders primarily to address Rule 14a-19, which include (1) requiring compliance with Rule 14a-19, (2) not allowing additional or substitute nominees following expirations of applicable notice deadlines, (3) limiting the number of stockholder nominees to the number of directors to be elected, (4) requiring a stockholder’s notice to include certain representations regarding the stockholder’s solicitation and (5) requiring reasonable documentary evidence of compliance with such representations and compliance with Rule 14a-19 (Article IV, Section 11); and require that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white (Article IV, Section 4).

The foregoing description of the amendments to the By-Laws is not intended to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

FCX held its 2024 annual meeting of stockholders on June 11, 2024. At the 2024 Annual Meeting, FCX’s stockholders (1) elected each of the twelve director nominees listed below to serve as a director of FCX for a term that will continue until the next annual meeting of stockholders and until his or her successor is elected and duly qualified; (2) approved, on an advisory basis, the compensation of FCX’s named executive officers; (3) ratified the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2024; and (4) approved the amendment to FCX’s Certificate of Incorporation to provide for officer exculpation.

Of the 1,436,245,906 shares of FCX’s common stock outstanding as of the record date on April 15, 2024, 1,228,229,133 shares were represented in person, including by means of remote communication, or by proxy at the 2024 Annual Meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of twelve directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David P. Abney	1,120,672,275	6,267,489	1,144,417	100,144,952
Richard C. Adkerson	1,106,802,144	20,170,136	1,111,900	100,144,952
Marcela E. Donadio	1,097,008,131	29,964,820	1,111,229	100,144,952
Robert W. Dudley	1,116,510,418	10,434,616	1,139,146	100,144,952
Hugh Grant	1,122,438,682	4,498,514	1,146,984	100,144,952
Lydia H. Kennard	1,101,125,752	25,849,887	1,108,541	100,144,952
Ryan M. Lance	1,117,662,607	9,291,335	1,130,237	100,144,952
Sara Grootwassink Lewis	1,125,154,140	1,765,800	1,164,241	100,144,952
Dustan E. McCoy	1,004,077,934	47,274,204	76,732,041	100,144,952
Kathleen L. Quirk	1,120,071,710	6,923,865	1,088,605	100,144,952
John J. Stephens	1,117,186,719	9,740,121	1,157,339	100,144,952
Frances Fragos Townsend	1,118,990,503	7,932,158	1,161,518	100,144,952

Proposal No. 2: Approval, on an advisory basis, of the compensation of FCX's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,070,703,834	50,774,922	6,605,424	100,144,952
Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as FCX’s independent registered public accounting firm for 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,183,783,634	43,412,385	1,033,113	N/A
Proposal No. 4: Approval of the amendment to FCX’s Certificate of Incorporation to provide for officer exculpation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,018,644,192	107,505,526	1,934,461	100,144,952

Item 8.01. Other Events.

Effective as of the 2024 Annual Meeting, Kathleen L. Quirk, FCX’s President, assumed the additional role of Chief Executive Officer. Ms. Quirk succeeds Richard C. Adkerson who remains Chairman of the Board. This leadership transition was previously announced in February 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Freeport-McMoRan Inc., effective as of June 11, 2024.

3.2	Amended and Restated By-Laws of Freeport-McMoRan Inc., effective as of June 11, 2024.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By: /s/ Douglas N. Currault II
----------------------------------------
Douglas N. Currault II
Senior Vice President and General Counsel
(authorized signatory)

Date: June 12, 2024